U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Advanced Emissions Solutions, Inc. is filing this Amendment No. 1 to Form 8-K to correct a typographical error on slide 11 in the slides for the Investor Presentation at the Singular Research Best of the Uncovereds Conference: Fall NYC Summit being held November 20, 2014 at the Westin Times Square in New York. The corrected slide states that there are 4 RC CCS operated facilities. The uncorrected slide stated there were 5 RC CCS operated facilities. The slides were furnished as Exhibit 99.2 to the company’s Current Report on Form 8-K filed on November 20, 2014.

A copy of the corrected slides is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in Item 7.01 of this Current Report, the investor presentation attached to this Current Report as Exhibit 99.2, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) The following items are furnished as exhibits to this report:

99.1	November 2014 Investor Presentation, as corrected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2014

Advanced Emissions Solutions, Inc.
Registrant

/s/ Michael D. Durham
Michael D. Durham
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	November 2014 Investor Presentation, as corrected.